UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	May 16, 2022

OIL-DRI CORPORATION OF AMERICA
(Exact name of the registrant as specified in its charter)

Delaware 001-12622 36-2048898

(State or other jurisdiction of incorporation or organization)	Commission File Number	(I.R.S. Employer Identification No.)

410 North Michigan Avenue, Suite 400 60611-4213
Chicago, Illinois (Zip Code)
     (Address of principal executive offices)

            Registrant's telephone number, including area code (312) 321-1515

Not applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.10 per share	ODC	New York Stock Exchange

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b)

On May 16, 2022, Molly D. VandenHeuvel, Chief Operating Officer of Oil-Dri Corporation of America (the “Company”), gave notice of her resignation from the Company to pursue other opportunities. Ms. VandenHeuevel will remain with the Company through May 27, 2022.

(c)

On May 20, 2022, the Company announced the appointment of Aaron Christiansen as Vice President of Operations. Mr. Christiansen, 45, joined the Company in 2015 as Vice President of Manufacturing - Consumer Packaged Goods and has most recently served as Vice President of Manufacturing since 2019. Prior to joining the Company, Mr. Christiansen spent 10 years at Unilever where he held several leadership positions in manufacturing and engineering and gained valuable experience in management and operations. Mr. Christiansen began his career at Procter & Gamble as an engineer after graduating from Washington University in St. Louis with a Bachelor of Science in Mechanical Engineering.

Item 8.01	Other Events.
The Company issued a press release on May 20, 2022 announcing the appointment of Mr. Christiansen described in Item 5.02 above, which is furnished as Exhibit 99.1 to this report. The information in this Item 8.01 and Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section. This information shall not be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference to such disclosure in this Form 8-K in such a filing.

Item 9.01	Financial Statements and Exhibits.

(d)Exhibits

Exhibit Number	Description of Exhibits

99.1	Press Release dated May 20, 2022

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OIL-DRI CORPORATION OF AMERICA

By:	/s/ Laura G. Scheland
Laura G. Scheland
Vice President, General Counsel and Secretary

Date:  May 20, 2022